Exhibit 99.3


                                       SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                Millions of Dollars
                                 ----------------------------------------------------------------------------------
                                                  2004                                       2005
                                 -----------------------------------------  ---------------------------------------
                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                 -----------------------------------------  ---------------------------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                             635     671     701     935    2,942       892     966   1,107          2,965
International E&P                    622     683     719     736    2,760       895     963   1,181          3,039
--------------------------------------------------------------------------  ---------------------------------------
Total E&P                          1,257   1,354   1,420   1,671    5,702     1,787   1,929   2,288          6,004
--------------------------------------------------------------------------  ---------------------------------------

Midstream                             55      42      38     100      235       385      68      88            541
--------------------------------------------------------------------------  ---------------------------------------

U.S. R&M                             403     734     505     484    2,126       570     936   1,096          2,602
International R&M                     61      84     203     269      617       130     174     294            598
--------------------------------------------------------------------------  ---------------------------------------
Total R&M                            464     818     708     753    2,743       700   1,110   1,390          3,200
--------------------------------------------------------------------------  ---------------------------------------

LUKOIL Investment                      -       -       -      74       74       110     148     267            525

Chemicals                             39      46      81      83      249       133      63      13            209

Emerging Businesses                  (22)    (29)    (27)    (24)    (102)       (8)     (8)      -            (16)

Corporate and Other                 (190)   (218)   (209)   (177)    (794)     (184)   (179)   (242)          (605)

--------------------------------------------------------------------------  ---------------------------------------
Consolidated                       1,603   2,013   2,011   2,480    8,107     2,923   3,131   3,804          9,858
==========================================================================  =======================================

Cumulative Effect of Accounting Changes
U.S. E&P                               -       -       -       -        -         -       -       -              -
International E&P                      -       -       -       -        -         -       -       -              -
--------------------------------------------------------------------------  ---------------------------------------
Total E&P                              -       -       -       -        -         -       -       -              -
--------------------------------------------------------------------------  ---------------------------------------

Midstream                              -       -       -       -        -         -       -       -              -
--------------------------------------------------------------------------  ---------------------------------------

U.S. R&M                               -       -       -       -        -         -       -       -              -
International R&M                      -       -       -       -        -         -       -       -              -
--------------------------------------------------------------------------  ---------------------------------------
Total R&M                              -       -       -       -        -         -       -       -              -
--------------------------------------------------------------------------  ---------------------------------------

LUKOIL Investment                      -       -       -       -        -         -       -       -              -

Chemicals                              -       -       -       -        -         -       -       -              -

Emerging Businesses                    -       -       -       -        -         -       -       -              -

Corporate and Other                    -       -       -       -        -         -       -       -              -

--------------------------------------------------------------------------  ---------------------------------------
Consolidated                           -       -       -       -        -         -       -       -              -
==========================================================================  =======================================

Income (Loss) from Discontinued Operations
Corporate and Other                   13      62      (5)    (48)      22       (11)      7      (4)            (8)
==========================================================================  =======================================


Net Income (Loss)
U.S. E&P                             635     671     701     935    2,942       892     966   1,107          2,965
International E&P                    622     683     719     736    2,760       895     963   1,181          3,039
--------------------------------------------------------------------------  ---------------------------------------
Total E&P                          1,257   1,354   1,420   1,671    5,702     1,787   1,929   2,288          6,004
--------------------------------------------------------------------------  ---------------------------------------

Midstream                             55      42      38     100      235       385      68      88            541
--------------------------------------------------------------------------  ---------------------------------------

U.S. R&M                             403     734     505     484    2,126       570     936   1,096          2,602
International R&M                     61      84     203     269      617       130     174     294            598
--------------------------------------------------------------------------  ---------------------------------------
Total R&M                            464     818     708     753    2,743       700   1,110   1,390          3,200
--------------------------------------------------------------------------  ---------------------------------------

LUKOIL Investment                      -       -       -      74       74       110     148     267            525

Chemicals                             39      46      81      83      249       133      63      13            209

Emerging Businesses                  (22)    (29)    (27)    (24)    (102)       (8)     (8)      -            (16)

Corporate and Other                 (177)   (156)   (214)   (225)    (772)     (195)   (172)   (246)          (613)

--------------------------------------------------------------------------  ---------------------------------------
Consolidated                       1,616   2,075   2,006   2,432    8,129     2,912   3,138   3,800          9,850
==========================================================================  =======================================


                                 INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                  Millions of Dollars
                                  -----------------------------------------------------------------------------------
                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                  -----------------------------------------   ---------------------------------------
Income from Continuing Operations
  Before Income Taxes
U.S. E&P                              987   1,049   1,057   1,433    4,526      1,388  1,504   1,728           4,620
International E&P                   1,410   1,360   1,654   1,684    6,108      2,020  2,152   2,567           6,739
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                           2,397   2,409   2,711   3,117   10,634      3,408  3,656   4,295          11,359
---------------------------------------------------------------------------   ---------------------------------------

Midstream                              86      66      62     158      372        449    107     138             694
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                              636   1,149     803     772    3,360        901  1,485   1,766           4,152
International R&M                      79     111     268     356      814        160    203     368             731
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                             715   1,260   1,071   1,128    4,174      1,061  1,688   2,134           4,883
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                       -       -       -      74       74        115    153     275             543

Chemicals                              49      56      99     109      313        187     84      (3)            268

Emerging Businesses                   (34)    (42)    (44)    (34)    (154)       (13)   (13)     (2)            (28)

Corporate and Other                  (249)   (279)   (239)   (277)  (1,044)      (267)  (243)   (283)           (793)

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                        2,964   3,470   3,660   4,275   14,369      4,940  5,432   6,554          16,926
===========================================================================   =======================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                            35.7%   36.0%   33.7%   34.8%    35.0%      35.7%  35.8%   35.9%           35.8%
International E&P                   55.9%   49.8%   56.5%   56.3%    54.8%      55.7%  55.3%   54.0%           54.9%
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                           47.6%   43.8%   47.6%   46.4%    46.4%      47.6%  47.2%   46.7%           47.1%
---------------------------------------------------------------------------   ---------------------------------------

Midstream                           36.0%   36.4%   38.7%   36.7%    36.8%      14.3%  36.4%   36.2%           22.0%
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                            36.6%   36.1%   37.1%   37.3%    36.7%      36.7%  37.0%   37.9%           37.3%
International R&M                   22.8%   24.3%   24.3%   24.4%    24.2%      18.8%  14.3%   20.1%           18.2%
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                           35.1%   35.1%   33.9%   33.2%    34.3%      34.0%  34.2%   34.9%           34.5%
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                     n/a     n/a     n/a    0.0%     0.0%       4.3%   3.3%    2.9%            3.3%

Chemicals                           20.4%   17.9%   18.2%   23.9%    20.4%      28.9%  25.0%      --           22.0%

Emerging Businesses                 35.3%   31.0%   38.6%   29.4%    33.8%      38.5%  38.5%      --           42.9%

Corporate and Other                 23.7%   21.9%   12.6%   36.1%    23.9%      31.1%  26.3%   14.5%           23.7%

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                        45.9%   42.0%   45.1%   42.0%    43.6%      40.8%  42.4%   42.0%           41.8%
===========================================================================   =======================================



                         CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                     Millions of Dollars
                                    -----------------------------------------------------------------------------------
                                                     2004                                       2005
                                    -----------------------------------------   ---------------------------------------
                                     1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                    -----------------------------------------   ---------------------------------------
U.S. E&P
Gain (loss) on asset sales                -       -       -       -        -         90      -       -              90
Property impairments                     (3)      -       -      (9)     (12)         -      -       -               -
Tax credit utilization                    -       -      22      28       50          -      -       -               -
Insurance premium adjustment              -       -       -     (17)     (17)         -     (5)     (4)             (9)
Pending claims and settlements            -       -       -       -        -          -     15       -              15
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                  (3)      -      22       2       21         90     10      (4)             96
-----------------------------------------------------------------------------   ---------------------------------------

International E&P
Gain (loss) on asset sales               56     (13)      -       -       43          -     15       -              15
Property impairments                      -       -      (1)    (29)     (30)         -      -       -               -
Insurance premium adjustment              -       -       -     (17)     (17)         -    (10)    (12)            (22)
Canada tax law change                     -      31       -      41       72          -      -       -               -
Pending claims and settlements            -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                  56      18      (1)     (5)      68          -      5     (12)             (7)
-----------------------------------------------------------------------------   ---------------------------------------

Total E&P                                53      18      21      (3)      89         90     15     (16)             89
-----------------------------------------------------------------------------   ---------------------------------------

Midstream
Property impairments                    (12)    (10)      -       -      (22)        (6)    (7)      -             (13)
DEFS' sale of TEPPCO general partnership  -       -       -       -        -        306      -       -             306
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                 (12)    (10)      -       -      (22)       300     (7)      -             293
-----------------------------------------------------------------------------   ---------------------------------------

U.S. R&M
Gain (loss) on asset sales                -       -       -       -        -         31      -       -              31
Property impairments                     (5)      -      (6)    (28)     (39)         -      -       -               -
Insurance premium adjustment              -       -       -      (6)      (6)         -     (7)     (9)            (16)
Discontinuation of a marketing
   incentive program                      -       -       -       -        -          -      -     (16)            (16)
Pending claims and settlements            -       -     (34)      -      (34)         -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                  (5)      -     (40)    (34)     (79)        31     (7)    (25)             (1)
-----------------------------------------------------------------------------   ---------------------------------------

International R&M
Gain (loss) on asset sales                -       -       -       -        -          -     25       -              25
Property impairments                      -       -       -       -        -          -      -       -               -
Other                                     -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                   -       -       -       -        -          -     25       -              25
-----------------------------------------------------------------------------   ---------------------------------------

Total R&M                                (5)      -     (40)    (34)     (79)        31     18     (25)             24
-----------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment
                                          -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                   -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------

Chemicals
                                          -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                   -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------

Emerging Businesses
                                          -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                   -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------

Corporate and Other
Property impairments                      -       -       -       -        -          -      -       -               -
Merger-related expenses                 (14)      -       -       -      (14)         -      -       -               -
Premium on early debt retirement          -       -     (43)      -      (43)        (8)     -     (42)            (50)
Other                                     -       -       -       -        -          -      -       -               -
-----------------------------------------------------------------------------   ---------------------------------------
  Total                                 (14)      -     (43)      -      (57)        (8)     -     (42)            (50)
-----------------------------------------------------------------------------   ---------------------------------------

Total Company                            22       8     (62)    (37)     (69)       413     26     (83)            356
=============================================================================   =======================================


                                                       CASH FLOW INFORMATION


                                                                                 Millions of Dollars
                                                 ---------------------------------------------------------------------------------
                                                                  2004                                      2005
                                                 ----------------------------------------- ---------------------------------------
                                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                                 ----------------------------------------- ---------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations                1,603   2,013   2,011   2,480    8,107    2,923   3,131  3,804           9,858
  DD&A and property impairments                      949     932     950   1,131    3,962    1,063     994  1,049           3,106
  Dry hole costs and leasehold impairments            87     105     150      75      417      109      47     55             211
  Accretion on discounted liabilities                 36      41      49      45      171       48      41     46             135
  Deferred income taxes                              360     310     328      27    1,025      123     369    261             753
  Undistributed equity earnings                     (181)    (97)   (263)   (236)    (777)    (805)   (414)  (463)         (1,682)
  Net (gain) loss on asset dispositions              (82)     (6)      6     (34)    (116)    (177)    (65)   (22)           (264)
  Other                                               70      65     (30)   (295)    (190)     (78)   (113)   192               1
  Net working capital changes                       (777) (1,101)  1,267      10     (601)     888  (1,224) 1,177             841
  Discontinued operations                              8      14     (55)     (6)     (39)      (5)      2     (3)             (6)
------------------------------------------------------------------------------------------ ---------------------------------------
Net Cash Provided by
  Operating Activities                             2,073   2,276   4,413   3,197   11,959    4,089   2,768  6,096          12,953
------------------------------------------------------------------------------------------ ---------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                           (1,210) (1,239) (1,248) (1,552)  (5,249)  (1,206) (2,337)(1,475)         (5,018)
    Midstream                                         (3)     (2)     (1)     (1)      (7)      (1)      -   (838)           (839)
    R&M                                             (215)   (278)   (277)   (574)  (1,344)    (275)   (360)  (440)         (1,075)
    LUKOIL Investment                                  -       -       -  (2,649)  (2,649)    (324)   (384)  (815)         (1,523)
    Chemicals                                          -       -       -       -        -        -       -      -               -
    Emerging Businesses                              (28)    (27)    (19)     (1)     (75)       4      (7)    (2)             (5)
    Corporate and Other                              (25)    (38)    (49)    (60)    (172)     (20)    (37)   (56)           (113)
------------------------------------------------------------------------------------------ ---------------------------------------
      Total capital expend. & investments         (1,481) (1,584) (1,594) (4,837)  (9,496)  (1,822) (3,125)(3,626)         (8,573)
  Acquisitions - adoption & application of FIN 46      -       -      11       -       11        -       -      -               -
  Proceeds from asset dispositions                   449     905      73     164    1,591       87     221    300             608
  Long-term advances to/collections from
    affiliates and other investments                 (44)      9      30     112      107       25       4    (58)            (29)
  Discontinued operations                             (1)     (1)      -       1       (1)       -       -      -               -
------------------------------------------------------------------------------------------ ---------------------------------------
Net Cash Used for Investing Activities            (1,077)   (671) (1,480) (4,560)  (7,788)  (1,710) (2,900)(3,384)         (7,994)
------------------------------------------------------------------------------------------ ---------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt                  (722) (1,361)   (221)   (471)  (2,775)    (986)    (13)  (513)         (1,512)
  Issuance of stock                                  112      95      62     161      430      155     108    114             377
  Repurchase of stock                                  -       -       -       -        -     (194)   (382)  (588)         (1,164)
  Dividends                                         (294)   (296)   (296)   (346)  (1,232)    (348)   (432)  (430)         (1,210)
  Other                                               89      94     (66)     61      178       64      33    (11)             86
------------------------------------------------------------------------------------------ ---------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                              (815) (1,468)   (521)   (595)  (3,399)  (1,309)   (686)(1,428)         (3,423)
------------------------------------------------------------------------------------------ ---------------------------------------

Effect of Exchange Rate Changes                      (12)      8      47      82      125      (36)    (62)   (22)           (120)
------------------------------------------------------------------------------------------ ---------------------------------------

Net Change in Cash
  and Cash Equivalents                               169     145   2,459  (1,876)     897    1,034    (880) 1,262           1,416
Cash and cash equivalents
  at beginning of period                             490     659     804   3,263      490    1,387   2,421  1,541           1,387
------------------------------------------------------------------------------------------ ---------------------------------------
Cash and Cash Equivalents
  at End of Period                                   659     804   3,263   1,387    1,387    2,421   1,541  2,803           2,803
========================================================================================== =======================================


                                                             TOTAL E&P


                                                              2004                                        2005
                                             -----------------------------------------   ---------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                             -----------------------------------------   ---------------------------------------
E&P Net Income ($ Millions)                    1,257   1,354   1,420   1,671    5,702      1,787   1,929  2,288           6,004
======================================================================================   =======================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)               1,611   1,563   1,484   1,596    1,563      1,600   1,537  1,521           1,553
--------------------------------------------------------------------------------------   ---------------------------------------
E&P segment plus LUKOIL Investment segment:    1,611   1,563   1,484   1,755    1,603      1,801   1,760  1,787           1,784
--------------------------------------------------------------------------------------   ---------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                   828     809     733     821      797        822     780    766             790
  Equity affiliates                              113     104     111     103      108        120     123    124             122
--------------------------------------------------------------------------------------   ---------------------------------------
    Total                                        941     913     844     924      905        942     903    890             912
======================================================================================   =======================================
Sales of crude oil produced (MB/D)               927     888     875     903      898        940     932    883             918
--------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids (MB/D)                        76      79      87      92       84         94      80     92              88
--------------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                                 3,415   3,299   3,179   3,356    3,312      3,295   3,191  3,099           3,194
  Equity affiliates                                9       4       4       4        5          5       7     10               8
--------------------------------------------------------------------------------------   ---------------------------------------
    Total                                      3,424   3,303   3,183   3,360    3,317      3,300   3,198  3,109           3,202
======================================================================================   =======================================

Canadian Syncrude (MB/D)                          23      20      22      20       21         14      21     21              19
--------------------------------------------------------------------------------------   ---------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                     35.23   38.31   43.86   48.29    41.42      49.70   53.03  63.05           55.26
  Brent dated                                  31.95   35.36   41.54   44.00    38.21      47.50   51.59  61.54           53.54
Natural Gas--Henry Hub 1st of month ($/mcf)     5.69    6.00    5.75    7.07     6.13       6.27    6.74   8.53            7.18
--------------------------------------------------------------------------------------   ---------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                 32.08   35.32   40.41   42.79    37.65      44.89   48.88  58.49           50.61
  Equity affiliates                            19.27   25.48   26.19   26.55    24.18      30.38   36.11  45.25           37.45
  Total                                        30.44   34.17   38.78   40.96    36.06      43.15   46.93  56.64           48.80
--------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids ($/bbl)                    25.43   26.71   30.73   35.37    30.02      33.44   35.10  41.54           36.76
--------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas ($/mcf)
  Consolidated                                  4.41    4.43    4.48    5.13     4.62       5.24    5.53   6.40            5.71
  Equity affiliates                             3.91    0.31    0.31    0.25     2.19       0.25    0.32   0.20            0.25
  Total                                         4.41    4.43    4.48    5.13     4.61       5.24    5.52   6.38            5.70
--------------------------------------------------------------------------------------   ---------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                                       67      42      82      51      242         88      30     32             150
  Lease Impairments                               20      63      68      24      175         20      18     23              61
--------------------------------------------------------------------------------------   ---------------------------------------
    Total Non-Cash Charges                        87     105     150      75      417        108      48     55             211
  Other (G&G and Lease Rentals)                   56      58      55     117      286         63      73     85             221
--------------------------------------------------------------------------------------   ---------------------------------------
Total Exploration Charges                        143     163     205     192      703        171     121    140             432
======================================================================================   =======================================

Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)               704     720     711     783    2,918        819     755    823           2,397
--------------------------------------------------------------------------------------   ---------------------------------------


                                                              U.S. E&P


                                                                   2004                                     2005
                                                  ---------------------------------------- ---------------------------------------
                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                                  ---------------------------------------- ---------------------------------------
U.S. E&P Net Income ($ Millions)                      635     671     701     935    2,942     892     966  1,107           2,965
========================================================================================== =======================================

 Alaska ($ Millions)                                  403     397     451     581    1,832     532     572    730           1,834
------------------------------------------------------------------------------------------ ---------------------------------------
 Lower 48 ($ Millions)                                232     274     250     354    1,110     360     394    377           1,131
------------------------------------------------------------------------------------------ ---------------------------------------

Production
Total U.S. (MBOE/D)                                   659     637     579     642      629     648     631    617             632
------------------------------------------------------------------------------------------ ---------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                              320     307     253     313      298     309     297    281             296
  Lower 48                                             53      52      50      50       51      62      63     56              60
------------------------------------------------------------------------------------------ ---------------------------------------
    Total                                             373     359     303     363      349     371     360    337             356
========================================================================================== =======================================
Sales of crude oil produced (MB/D)                    373     354     312     356      349     386     352    352             363
------------------------------------------------------------------------------------------ ---------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                               26      23      19      24       23      24      16     18              19
  Lower 48                                             24      26      26      26       26      27      31     30              30
------------------------------------------------------------------------------------------ ---------------------------------------
    Total                                              50      49      45      50       49      51      47     48              49
========================================================================================== =======================================
 *Includes reinjection volumes sold lease-to-lease:    16      15      10      14       14      13       1      8               7
------------------------------------------------------------------------------------------ ---------------------------------------

Natural Gas (MMCF/D)
  Alaska                                              185     147     164     163      165     185     148    173             169
  Lower 48                                          1,233   1,226   1,220   1,214    1,223   1,169   1,195  1,218           1,194
------------------------------------------------------------------------------------------ ---------------------------------------
    Total                                           1,418   1,373   1,384   1,377    1,388   1,354   1,343  1,391           1,363
========================================================================================== =======================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                                     28.00   31.69   35.66   39.53    33.61   38.93   43.92  53.30           45.24
------------------------------------------------------------------------------------------ ---------------------------------------
    West Coast                                      32.93   36.53   40.48   44.37    38.47   44.15   49.22  58.70           50.54
------------------------------------------------------------------------------------------ ---------------------------------------
  Lower 48                                          31.86   34.39   39.56   42.30    36.95   41.29   43.58  50.00           44.83
------------------------------------------------------------------------------------------ ---------------------------------------
  Total U.S.                                        32.78   36.22   40.33   44.08    38.25   43.69   48.21  57.31           49.59
------------------------------------------------------------------------------------------ ---------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                                            32.93   36.38   40.52   43.78    38.64   44.33   49.20  57.11           49.86
------------------------------------------------------------------------------------------ ---------------------------------------
  Lower 48                                          24.19   25.82   29.40   32.80    28.14   30.96   31.22  39.92           34.16
------------------------------------------------------------------------------------------ ---------------------------------------
  Total U.S.                                        26.80   28.38   32.22   36.21    31.05   34.68   37.26  43.95           38.64
------------------------------------------------------------------------------------------ ---------------------------------------

Natural Gas ($/mcf)
  Alaska                                             2.54    2.31    2.22    2.23     2.35    2.96    2.49   2.57            2.66
------------------------------------------------------------------------------------------ ---------------------------------------
  Lower 48                                           5.00    5.49    5.29    6.04     5.46    5.66    6.20   7.67            6.53
------------------------------------------------------------------------------------------ ---------------------------------------
  Total U.S.                                         4.88    5.35    5.19    5.92     5.33    5.57    6.07   7.48            6.40
------------------------------------------------------------------------------------------ ---------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                                     118      82     115     107      105     132      96    123             117
------------------------------------------------------------------------------------------ ---------------------------------------
  Sales price per MCF                                4.51    4.80    5.06    5.25     4.90    5.27    5.24   5.90            5.48
------------------------------------------------------------------------------------------ ---------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                            32      32      (5)      -       59      74       8     (2)             80
  Lease Impairments                                    11      11      10      10       42      10       9      9              28
------------------------------------------------------------------------------------------ ---------------------------------------
    Total Non-Cash Charges                             43      43       5      10      101      84      17      7             108
  Other (G&G and Lease Rentals)                        15      19      15      37       86      12      17     19              48
------------------------------------------------------------------------------------------ ---------------------------------------
Total U.S. Exploration Charges                         58      62      20      47      187      96      34     26             156
========================================================================================== =======================================
Alaska Only                                            17      43       7      14       81      85      13     11             109
------------------------------------------------------------------------------------------ ---------------------------------------

DD&A ($ Millions)
    Alaska                                            119     125     122     144      510     133     134    126             393
    Lower 48                                          146     145     157     150      598     219     172    243             634
------------------------------------------------------------------------------------------ ---------------------------------------
      Total U.S.                                      265     270     279     294    1,108     352     306    369           1,027
========================================================================================== =======================================


                                                         INTERNATIONAL E&P


                                                               2004                                        2005
                                              -----------------------------------------   ---------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD       1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                              -----------------------------------------   ---------------------------------------
International E&P
  Net Income ($ Millions)                         622     683     719     736    2,760        895     963  1,181           3,039
=======================================================================================   =======================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                  952     926     905     954      934        952     906    904             921
---------------------------------------------------------------------------------------   ---------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                        215     212     189     211      207        207     195    198             200
    United Kingdom                                 67      64      59      66       64         61      60     56              59
    Canada                                         27      25      24      24       25         23      23     22              23
    China                                          32      28      25      17       25         22      25     22              23
    Indonesia                                      15      14      14      18       15         21      16     10              16
    Vietnam                                        31      31      35      33       33         27      26     30              27
    Timor Sea                                       5      15      29      34       21         36      21     38              32
    Other                                          63      61      55      55       58         54      54     53              54
  Equity affiliates                               113     104     111     103      108        120     123    124             122
---------------------------------------------------------------------------------------   ---------------------------------------
  Total                                           568     554     541     561      556        571     543    553             556
=======================================================================================   =======================================
Sales of crude oil produced (MB/D)                554     534     563     547      549        554     580    531             555
---------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                            9       8       8       9        8         10       9     10               9
  Canada                                           10      10      10      11       10         10      10     10              10
  Timor Sea                                         -       4      14      16        9         17       9     20              15
  Other                                             7       8      10       6        8          6       5      4               5
---------------------------------------------------------------------------------------   ---------------------------------------
  Total                                            26      30      42      42       35         43      33     44              39
=======================================================================================   =======================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                        319     303     274     306      301        298     268    259             275
    United Kingdom                                879     821     720     852      818        824     741    588             717
    Canada                                        428     437     425     442      433        417     422    429             422
    Timor Sea                                      40      32      35      35       35         35      35     35              35
    Indonesia                                     248     237     248     266      250        273     287    303             288
    Vietnam                                        17      15      15      19       16         18      14     20              17
    Other                                          66      81      78      59       71         76      81     74              77
  Equity affiliates                                 9       4       4       4        5          5       7     10               8
---------------------------------------------------------------------------------------   ---------------------------------------
    Total                                       2,006   1,930   1,799   1,983    1,929      1,946   1,855  1,718           1,839
=======================================================================================   =======================================

Canadian Syncrude (MB/D)                           23      20      22      20       21         14      21     21              19
---------------------------------------------------------------------------------------   ---------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                      32.13   34.72   40.70   41.82    37.55      45.52   50.21  60.42           52.11
    United Kingdom                              31.27   34.19   39.57   44.79    37.00      49.47   48.02  60.83           52.30
    Canada                                      28.95   30.58   36.16   38.44    32.92      36.96   41.09  54.74           44.12
    China                                       29.91   33.02   37.99   32.87    33.31      41.51   46.95  51.89           47.15
    Indonesia                                   32.21   36.20   42.71   45.43    39.21      46.51   47.57  61.77           50.20
    Vietnam                                     31.76   36.42   41.36   42.94    38.31      47.77   53.32  58.52           53.45
    Timor Sea                                   35.49   37.32   46.65   45.95    43.91      47.99   50.90  59.03           52.97
    Other                                       30.89   34.87   39.54   39.28    36.05      44.56   50.11  60.99           51.63
  Equity affiliates                             19.27   25.48   26.19   26.55    24.18      30.38   36.11  45.25           37.45
  Total                                         28.86   32.81   37.92   38.93    34.67      42.77   46.16  56.19           48.28
---------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                                        24.34   24.22   27.79   37.64    28.92      30.63   28.20  37.29           31.91
  Canada                                        26.38   28.58   31.15   36.61    30.77      37.37   37.66  44.22           39.73
  Timor Sea                                         -   29.13   33.96   37.11    34.94      34.40   35.99  40.45           37.37
  Other                                         18.43   18.03   22.76   19.64    19.99      21.34   22.30  26.63           23.09
  Total                                         23.53   24.69   29.53   34.59    28.96      32.35   32.03  39.29           34.78
---------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                       4.37    3.99    4.12    4.45     4.24       5.03    5.30   5.13            5.15
    United Kingdom                               4.04    3.47    3.79    4.76     4.03       5.54    5.01   4.92            5.18
    Canada                                       4.88    5.01    4.64    5.43     5.00       5.33    6.14   7.54            6.36
    Timor Sea                                    0.43    0.45    0.46    0.49     0.46       0.52    0.52   0.56            0.53
    Indonesia                                    4.38    4.28    5.02    4.74     4.61       5.08    5.96   6.73            5.96
    Vietnam                                      1.10    0.99    1.01    1.05     1.04       1.04    1.04   1.05            1.04
    Other                                        0.66    0.59    0.62    0.97     0.69       0.70    0.59   0.66            0.65
  Equity affiliates                              3.91    0.31    0.31    0.25     2.19       0.25    0.32   0.20            0.25
  Total                                          4.11    3.81    3.98    4.63     4.14       5.03    5.15   5.57            5.24
---------------------------------------------------------------------------------------   ---------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                        35      10      87      51      183         14      22     34              70
  Lease Impairments                                 9      52      58      14      133         10       9     14              33
---------------------------------------------------------------------------------------   ---------------------------------------
    Total Non-Cash Charges                         44      62     145      65      316         24      31     48             103
  Other (G&G and Lease Rentals)                    41      39      40      80      200         51      56     66             173
---------------------------------------------------------------------------------------   ---------------------------------------
Total International Exploration Charges            85     101     185     145      516         75      87    114             276
=======================================================================================   =======================================

DD&A ($ Millions)                                 439     450     432     489    1,810        467     449    454           1,370
---------------------------------------------------------------------------------------   ---------------------------------------


                                                                R&M


                                                                2004                                        2005
                                               -----------------------------------------   ---------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                               -----------------------------------------   ---------------------------------------
R&M Net Income ($ Millions)                        464     818     708     753    2,743        700   1,110  1,390           3,200
========================================================================================   =======================================

 United States ($ Millions)                        403     734     505     484    2,126        570     936  1,096           2,602
----------------------------------------------------------------------------------------   ---------------------------------------
 International ($ Millions)                         61      84     203     269      617        130     174    294             598
----------------------------------------------------------------------------------------   ---------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)              6.87    9.14    7.00    5.73     7.19       6.40    8.80  14.81           10.00
U.S. Gulf Coast Crack Spread ($/bbl)              6.36    9.17    6.33    4.09     6.49       6.37    9.63  17.42           11.14
U.S. Group Central Crack Spread ($/bbl)           6.91   11.65    8.09    5.52     8.04       7.92   11.51  17.06           12.16
U.S. West Coast Crack Spread ($/bbl)             16.10   24.13   17.92   17.25    18.85      19.61   22.20  26.61           22.81
U.S. Weighted 3:2:1 Crack Spread ($/bbl)          8.39   12.60    9.10    7.24     9.33       9.24   12.35  18.51           13.37
NW Europe Crack Spread ($/bbl)                    7.78   10.43   11.76   15.24    11.30      11.14   15.09  16.53           14.25
Singapore 3:2:1 Crack Spread ($/bbl)             10.33    9.48   13.11   17.22    12.54      13.23   13.95  16.70           14.63
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)         0.69    1.83    1.50    1.97     1.50       0.16    2.20   0.42            0.92
----------------------------------------------------------------------------------------   ---------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                            7.12    9.88    8.84    8.38     8.56      10.11   11.23  14.61           12.01
  International*                                  4.51    6.57    8.36   10.03     7.56       8.26    8.79  10.44            9.19
----------------------------------------------------------------------------------------   ---------------------------------------
Marketing Margin ($/bbl)
  U.S.                                            1.08    1.49    1.15    1.85     1.39       0.46    2.01   0.18            0.87
  International                                   6.50    8.20    7.69    8.13     7.66       5.61    8.56   6.80            7.02
----------------------------------------------------------------------------------------   ---------------------------------------
 * 2004 and first-quarter 2005 amounts restated to include equity affiliates.

DD&A ($ Millions)                                  186     172     202     212      772        194     197    197             588
----------------------------------------------------------------------------------------   ---------------------------------------

Turnaround Expense ($ Millions)                     59      78      57      73      267        108     106     53             267
----------------------------------------------------------------------------------------   ---------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                      413     375     368     346      375        403     414    409             409
Total Charge Input (MB/D)                          440     421     415     407      421        449     454    456             453
Crude Oil Capacity Utilization (%)                 96%     87%     87%     82%      88%        95%     98%    97%             97%
Clean Product Yield (%)                            87%     84%     87%     90%      87%        92%     88%    89%             90%
----------------------------------------------------------------------------------------   ---------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                      699     709     617     689      678        659     715    596             657
Total Charge Input (MB/D)                          774     789     717     779      765        733     835    674             746
Crude Oil Capacity Utilization (%)                 97%     99%     88%     98%      96%        92%    100%    83%             92%
Clean Product Yield (%)                            79%     75%     78%     82%      78%        73%     79%    80%             77%
----------------------------------------------------------------------------------------   ---------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)                      601     638     634     583      614        538     594    620             584
Total Charge Input (MB/D)                          636     673     669     614      648        577     625    653             619
Crude Oil Capacity Utilization (%)                 96%    102%     99%     91%      97%        84%     93%    97%             91%
Clean Product Yield (%)                            83%     83%     85%     84%      84%        86%     84%    85%             85%
----------------------------------------------------------------------------------------   ---------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                      392     397     392     387      392        357     410    415             394
Total Charge Input (MB/D)                          409     419     409     409      412        382     431    439             418
Crude Oil Capacity Utilization (%)                100%    101%     99%     98%      99%        90%    101%   102%             98%
Clean Product Yield (%)                            81%     81%     82%     83%      82%        80%     82%    79%             80%
----------------------------------------------------------------------------------------   ---------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)                    2,105   2,119   2,011   2,005    2,059      1,957   2,133  2,040           2,044
Total Charge Input (MB/D)                        2,259   2,302   2,210   2,209    2,246      2,141   2,345  2,222           2,236
Crude Oil Capacity Utilization (%)                 97%     98%     93%     93%      95%        90%     98%    93%             94%
Clean Product Yield (%)                            82%     80%     82%     84%      82%        82%     83%    83%             83%
----------------------------------------------------------------------------------------   ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                         1,059   1,043   1,060   1,072    1,059        968   1,071  1,030           1,023
Distillates                                        604     591     574     619      597        599     655    640             631
Aviation Fuel                                      167     177     164     158      167        166     174    153             164
Other                                              415     489     400     383      422        414     449    400             420
----------------------------------------------------------------------------------------   ---------------------------------------
  Total                                          2,245   2,300   2,198   2,232    2,245      2,147   2,349  2,223           2,238
========================================================================================   =======================================

Petroleum Products Sales (MB/D)
Gasoline                                         1,315   1,328   1,366   1,415    1,356      1,302   1,426  1,397           1,376
Distillates                                        570     538     544     562      553        642     680    725             683
Aviation Fuel                                      178     191     200     195      191        198     214    203             205
Other                                              517     573     553     613      564        461     566    526             518
----------------------------------------------------------------------------------------   ---------------------------------------
  Total                                          2,580   2,630   2,663   2,785    2,664      2,603   2,886  2,851           2,782
========================================================================================   =======================================



                                                                2004                                        2005
                                               -----------------------------------------   ---------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                               -----------------------------------------   ---------------------------------------
International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)                      289     197     291     298      269        294     259    289             280
Total Charge Input (MB/D)                          299     216     300     308      280        307     266    305             293
Crude Oil Capacity Utilization (%)                 94%     64%    100%    102%      90%       101%     89%    99%             96%
Clean Product Yield (%)                            84%     81%     83%     81%      82%        79%     76%    82%             79%
----------------------------------------------------------------------------------------   ---------------------------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)                      120     112     134     140      127        134     143    142             140
Total Charge Input (MB/D)                          121     113     138     145      130        137     147    145             143
Crude Oil Capacity Utilization (%)                 87%     81%     99%    103%      92%        98%    105%   105%            103%
Clean Product Yield (%)                            82%     83%     81%     81%      82%        83%     82%    80%             81%
----------------------------------------------------------------------------------------   ---------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                      409     309     425     438      396        428     402    431             420
Total Charge Input (MB/D)                          420     329     438     453      410        444     413    450             436
Crude Oil Capacity Utilization (%)                 92%     69%     99%    102%      91%       100%     94%   101%             98%
Clean Product Yield (%)                            84%     82%     82%     81%      82%        80%     78%    81%             80%
----------------------------------------------------------------------------------------   ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                           124     109     138     144      129        141     115    143             133
Distillates                                        181     136     190     190      174        186     178    191             185
Aviation Fuel                                       24      16      22      25       22         21      21     24              22
Other                                               81      57      89      94       80         95      96     90              94
----------------------------------------------------------------------------------------   ---------------------------------------
  Total                                            410     318     439     453      405        443     410    448             434
========================================================================================   =======================================

Petroleum Products Sales (MB/D)
Gasoline                                           185     180     173     180      180        185     176    178             180
Distillates                                        228     184     207     222      210        221     212    216             216
Aviation Fuel                                        6       9      10       8        8          7      10     12              10
Other                                               82      67      82      83       79         82      79     64              75
----------------------------------------------------------------------------------------   ---------------------------------------
  Total                                            501     440     472     493      477        495     477    470             481
========================================================================================   =======================================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)                    2,514   2,428   2,436   2,443    2,455      2,385   2,535  2,471           2,464
Total Charge Input (MB/D)                        2,679   2,631   2,648   2,662    2,656      2,585   2,758  2,672           2,672
Crude Oil Capacity Utilization (%)                 96%     93%     94%     94%      94%        92%     97%    95%             95%
Clean Product Yield (%)                            82%     80%     82%     84%      82%        82%     82%    83%             82%
----------------------------------------------------------------------------------------   ---------------------------------------

Refined Products Production (MB/D)
Gasoline                                         1,183   1,152   1,198   1,216    1,188      1,109   1,186  1,173           1,156
Distillates                                        785     727     764     809      771        785     833    831             816
Aviation Fuel                                      191     193     186     183      189        187     195    177             186
Other                                              496     546     489     477      502        509     545    490             514
----------------------------------------------------------------------------------------   ---------------------------------------
  Total                                          2,655   2,618   2,637   2,685    2,650      2,590   2,759  2,671           2,672
========================================================================================   =======================================

Petroleum Products Sales (MB/D)
Gasoline                                         1,500   1,508   1,539   1,595    1,536      1,487   1,602  1,575           1,556
Distillates                                        798     722     751     784      763        863     892    941             899
Aviation Fuel                                      184     200     210     203      199        205     224    215             215
Other                                              599     640     635     696      643        543     645    590             593
----------------------------------------------------------------------------------------   ---------------------------------------
  Total                                          3,081   3,070   3,135   3,278    3,141      3,098   3,363  3,321           3,263
==================================================================================================================================
* Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;
16.33 percent interest in two refineries in Kralupy and Litvinov, Czech
Republic; and 47 percent interest in a refinery at Melaka, Malaysia.


                                                         LUKOIL INVESTMENT


                                                                2004                                        2005
                                               -----------------------------------------   ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                               -----------------------------------------   ---------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                            -       -       -      74       74        110     148    267             525
========================================================================================   =======================================

Upstream
Production*
Net crude oil production (MB/D)                      -       -       -     150       38        190     215    253             220
Net natural gas production (MMCF/D)                  -       -       -      51       13         67      50     79              65
BOE Total (MBOE/D)                                   -       -       -     159       40        201     223    266             231
----------------------------------------------------------------------------------------------------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)                    -       -       -   38.82    38.82      43.21   48.49  57.39           49.81
----------------------------------------------------------------------------------------   ---------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                               -       -       -      77       19         92     102    138             110
----------------------------------------------------------------------------------------   ---------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.


                                                             MIDSTREAM

                                                                2004                                        2005
                                               -----------------------------------------   ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                               -----------------------------------------   ---------------------------------------


Midstream Net Income ($ Millions)                   55      42      38     100      235        385      68     88             541
========================================================================================   =======================================

U.S. Equity Affiliate ($ Millions)*                 33      33      26      51      143        359      51     76             486
----------------------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                     54      24      28      23       32         23      21     23              22
  International                                     47      33      49      49       45         53      44      5              34
Equity Affiliates
  United States*                                   109     112     111     113      111        110     112    171             131
  International                                      6       5       6       7        6          6       6      6               6
----------------------------------------------------------------------------------------   ---------------------------------------
Total                                              216     174     194     192      194        192     183    205             193
========================================================================================   =======================================
* Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.

Natural Gas Liquids Fractionated (MB/D)
United States*                                     158     144     145     140      147        149     131    123             135
International                                       63      43      62      62       58         64      55     15              44
----------------------------------------------------------------------------------------   ---------------------------------------
Total                                              221     187     207     202      205        213     186    138             179
========================================================================================   =======================================
* Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                   25.68   26.42   31.03   34.40    29.38      31.95   32.49  39.60           34.68
  DEFS                                           24.81   25.61   30.27   33.69    28.60      30.61   31.33  38.31           33.42
----------------------------------------------------------------------------------------   ---------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                                   13       9      11      10       43          9       8      7              24
----------------------------------------------------------------------------------------   ---------------------------------------


                                                             CHEMICALS

                                                                2004                                        2005
                                               -----------------------------------------   ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD
                                               -----------------------------------------   ---------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)                    39      46      81      83      249        133      63     13             209
========================================================================================   =======================================

Industry Margins (Cents/Lb)*
Ethylene industry cash margin                     9.38   10.70    8.27   12.22    10.14      18.11   12.76   8.78           13.22
HDPE industry contract sales margin               9.43    9.21    9.23   11.68     9.89      12.09   12.01   8.16           10.76
Styrene industry contract sales margin           13.06   13.33   13.73   13.40    13.38      13.91   13.63  12.44           13.33
----------------------------------------------------------------------------------------   ---------------------------------------
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.


                                                        EMERGING BUSINESSES


                                                               2004                                        2005
                                              -----------------------------------------   ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD       1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                              -----------------------------------------   ---------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)                  (22)    (29)    (27)    (24)    (102)        (8)     (8)     -             (16)
=======================================================================================   =======================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                               (4)     (4)     (3)     (7)     (18)        (2)     (4)    (5)            (11)
Gas-to-Liquids                                     (9)     (7)     (9)     (8)     (33)        (7)     (7)    (4)            (18)
Power                                              (4)    (16)     (8)     (3)     (31)         2       9     17              28
Other                                              (5)     (2)     (7)     (6)     (20)        (1)     (6)    (8)            (15)
---------------------------------------------------------------------------------------   ---------------------------------------
Total                                             (22)    (29)    (27)    (24)    (102)        (8)     (8)     -             (16)
=======================================================================================   =======================================


                                                        CORPORATE AND OTHER

                                                               2004                                        2005
                                              -----------------------------------------   ---------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD       1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD
                                              -----------------------------------------   ---------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                 (177)   (156)   (214)   (225)    (772)      (195)   (172)  (246)           (613)
=======================================================================================   =======================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                             (113)   (143)   (149)   (109)    (514)      (101)    (84)  (123)           (308)
Corporate overhead                                (48)    (52)    (51)    (61)    (212)       (58)    (46)   (64)           (168)
Discontinued operations                            13      62      (5)    (48)      22        (11)      7     (4)             (8)
Merger-related costs                              (14)      -       -       -      (14)         -       -      -               -
Accounting change                                   -       -       -       -        -          -       -      -               -
Other                                             (15)    (23)     (9)     (7)     (54)       (25)    (49)   (55)           (129)
---------------------------------------------------------------------------------------   ---------------------------------------
Total                                            (177)   (156)   (214)   (225)    (772)      (195)   (172)  (246)           (613)
=======================================================================================   =======================================


Before-Tax Net Interest Expense ($ Millions)
Interest expense                                 (260)   (263)   (222)   (231)    (976)      (226)   (219)  (223)           (668)
Capitalized interest                              115     104     121      90      430         88      91    102             281
Interest revenue                                   16      12       8      11       47         25      24     28              77
Receivables monetization related                   (1)     (1)      3       1        2         (1)      -      -              (1)
Premium on early debt retirement                    -       -     (58)      -      (58)        (9)      -    (50)            (59)
---------------------------------------------------------------------------------------   ---------------------------------------
                                                 (130)   (148)   (148)   (129)    (555)      (123)   (104)  (143)           (370)
=======================================================================================   =======================================

Debt
Total Debt ($ Millions)                        17,109  15,619  15,486  15,002   15,002     14,012  14,013 13,497          13,497
Debt-to-Capital Ratio                             32%     29%     28%     26%      26%        23%     22%    21%             21%
---------------------------------------------------------------------------------------   ---------------------------------------
